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[Logo]
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

                    MFS(R) NEW
                    DISCOVERY FUND

                    SEMIANNUAL REPORT o FEBRUARY 28, 1998

THE ROTH IRA IS NOW AVAILABLE (see page 27)

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                                 IN MEMORIAM

                               A. KEITH BRODKIN
                                 1935 - 1998

                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                        MFS INVESTMENT MANAGEMENT(SM)

                               On February 2, 1998, Keith Brodkin, a friend and leader to everyone at MFS, died unexpectedly at age 62. His thoughtful letters to shareholders on the markets and economy have been an integral part of MFS shareholder reports like this one for many years.
[Photo of A. Keith Brodkin]
                               Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

   Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $70 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

   Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

   His leadership, friendship, and wise counsel will be sorely missed.

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TABLE OF CONTENTS

Letter from the Chairman ..................................................  2
A Discussion with the Portfolio Manager ...................................  4
Portfolio Manager's Profile ...............................................  7
Fund Facts ................................................................  8
Performance Summary .......................................................  8
Portfolio Concentration ................................................... 10
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 16
Notes to Financial Statements ............................................. 21
Roth IRA .................................................................. 27
The MFS Family of Funds(R) ................................................ 28
Trustees and Officers ..................................................... 29

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   HIGHLIGHTS
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o   FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998, CLASS A SHARES OF THE FUND
    PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 19.69%, CLASS B SHARES 19.42%, CLASS C SHARES 19.51%, AND CLASS I SHARES 19.78%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

o THE FUND FOCUSES ON EMERGING-GROWTH COMPANIES THAT WE BELIEVE CAN GROW INTO LARGE ENTERPRISES OVER THE COURSE OF THREE TO FIVE YEARS. THIS MEANS 20% EARNINGS GROWTH PER YEAR FOR THREE TO FIVE YEARS.

o THE FUND HAS BENEFITED FROM OUR EMPHASIS ON COMPANIES THAT WE BELIEVE CAN POST SUSTAINABLE, ANNUAL UNIT, REVENUE, AND EARNINGS GROWTH AND EVENTUALLY BECOME LARGE ENTERPRISES.

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NOT FDIC INSURED               MAY LOSE VALUE                NO BANK GUARANTEE
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LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders:

As investment managers we take a long-term view of the world's economies, as well as of the stock and bond markets, and try to avoid getting caught up in short-term fluctuations. However, it is hard to ignore unexpected events such as the Asian economic turmoil or closely watched companies that miss their quarterly earnings estimates. Given the potential for these events and their possible impact on major market indices, we think it's important to offer some perspective about recent market behavior and to let you know what MFS is doing in an effort to provide you with favorable long-term investment performance.

The most notable recent event affecting investment markets has been the Asian turmoil, which began in the summer of 1997 as a result of slowing growth rates in the region and excess speculation in real estate markets. Since then, most countries in the region have begun to implement the economic and regulatory restructuring needed to put themselves on a stronger financial foundation. While it may be a few years before some of these countries return to solid economic footing, and while there will probably be a relatively short-term impact on the U.S. economy, we believe the long-term outlook for the region is quite positive.

The Asian situation has brought home the lesson that major events can quickly impact investment markets around the world, including those of the United States. Although U.S. equities have enjoyed a bull market lasting more than 15 years and have continued to set records in the first several weeks of 1998, there have been brief bouts of volatility associated with the Asian turmoil, as well as with perceived downturns for certain industries such as technology.

While we believe the long-term outlook for the equity markets is favorable, other, unforeseen events can trigger fairly extended periods during which prices decline or remain relatively flat. Since no one can predict market cycles, that makes it that much more important to find companies that can keep growing in the face of the occasional downturn and even gain market share. For us, this means using original, bottom-up research to examine each company's earnings potential and position as well as the overall prospects for its industry. To that end, MFS continues to increase the research support available to portfolio managers of MFS funds.

On the fixed-income side, MFS uses active portfolio management based on extensive research and credit analysis to reduce the potential for price declines and enhance the opportunity for price appreciation. For both equity and fixed-income managers, this means visiting and meeting with thousands of companies and issuers of credit every year, as well as attending many presentations and closely following sources of industry research.

We believe this approach, based on thorough research, teamwork, innovative thinking, and the free exchange of ideas, is the best way to get the most performance for shareholders in MFS funds -- in any market environment.

We appreciate your support and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey Shames

    Jeffrey L. Shames

    Chairman and Chief Executive Officer
    MFS Investment Management

March 16, 1998

JEFFREY L. SHAMES, A GRADUATE OF WESLEYAN UNIVERSITY AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, JOINED MFS IN 1983. AFTER FOUR YEARS AS AN INDUSTRY ANALYST AND PORTFOLIO MANAGER, HE WAS NAMED CHIEF EQUITY OFFICER IN 1987 AND PRESIDENT AND A MEMBER OF THE BOARD OF DIRECTORS IN 1993. MR. SHAMES WAS APPOINTED CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN FEBRUARY 1998.

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of Brian E. Stack]
    Brian E. Stack

For the six months ended February 28, 1998, Class A shares of the Fund provided a total return of 19.69%, Class B shares 19.42%, Class C shares 19.51%, and Class I shares 19.78%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 9.64% return for the Russell 2000 Total Return Index (the Russell 2000) for the same period. The Russell 2000 is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.

Q. WHAT DO YOU SEE AS SOME OF THE REASONS FOR THE FUND'S STRONG PERFORMANCE VERSUS ITS BENCHMARK OVER THE PAST SIX MONTHS?

A. The Fund has benefited from our emphasis on companies in which we have great conviction about both near- and long-term earnings growth. We have favored early life-cycle companies that do most of their business in the United States and don't have significant overseas revenue, specifically from the troubled Pacific Rim.

Q.  HOW WOULD YOU DESCRIBE THE RECENT INVESTMENT ENVIRONMENT FOR SMALLER
    COMPANIES?

A. As a class, small-company stocks have largely continued to lag large-company stocks. This is somewhat in defiance of the fundamental underpinnings of the market for a couple of important reasons. First, large companies do, in fact, have substantial Asian revenue, which implies a higher risk profile. Second, compared to emerging-growth companies, which are growing at 20% to 30% annual rates, large-company stocks have relatively modest unit and revenue growth outlooks. It is surprising, then, that both the large and small classes of stocks sport roughly equivalent price-to-earnings (P/E) multiples, even though small-company earnings growth is substantially higher and, arguably, less risky.

Q.  COULD YOU DISCUSS THE FUND'S OVERALL INVESTMENT STRATEGY?

A. We focus on emerging-growth companies that we believe can grow into large enterprises over the course of three to five years. This means 20% earnings growth per year, not just for one year, but for three to five years. We look closely at a company's market opportunities, as well as at the products or services it offers. We also ask, how savvy is its management, and how much of an investment in the company does management have? Hopefully, what results is a portfolio of companies that are building defensible franchises and that have enough compelling attributes to give us great conviction about their near-term earnings outlooks and long-term growth rates. We also try to buy these companies somewhat early so we can get the benefit of their earnings-per-share growth year after year and of upgrades in their P/E multiples.

Q.  CAN YOU MENTION SOME COMPANIES THAT FIT THOSE STANDARDS?

A. One of the biggest positions in the portfolio is Affiliated Computer Services. The company is engaged in the computer services business, which is burgeoning as technology continues to become more complex and pervasive. It's a very predictable company, with a high level of recurring year-to-year revenues and good internal cash flow. It uses lots of technology as a cost of doing business and, because the cost of that technology is continually falling, it has the opportunity to maintain and even expand profit margins. Also, management owns a significant percentage of the company, so its interests are very much in line with our own, and we think there is a more or less open-ended market opportunity into which the company can grow.

Q. TECHNOLOGY IS THE FUND'S LARGEST SECTOR. COULD YOU TALK ABOUT WHY YOU LIKE THIS SECTOR AND SOME COMPANIES IN IT?

A. In a world in which economic growth is in the low single digits, a good strategy for achieving investment success is to emphasize companies that are seeing unit growth many times that of the overall economy. If we can identify companies with this characteristic, and our research confirms that they are building growth businesses whose pricing and margins can be sustained, we believe we can have a high likelihood of success. Technology is the economy's hotbed of innovation, and the best companies are growing by 25% or better per year. For example, the Fund is a long-time holder of PMC-Sierra, which provides mixed-signal integrated circuits to the networking and communications markets. We also like Aspen Technology, which makes highly sophisticated software that helps process-oriented companies in the chemical, petrochemical, and pharmaceutical areas plan and optimize their manufacturing activities.

Q. THE NEXT LARGEST SECTOR IS MISCELLANEOUS. WHAT KINDS OF COMPANIES DO YOU HAVE THERE?

A. These are mainly business and consumer services companies that feature a common bond in that their services build upon applications of technology. This is an extraordinarily attractive business model with predictable revenues and long product life cycles. At the same time, the major expense for these companies is technology, the cost of which continues to fall, giving these companies above-average opportunities to improve margins in a low-inflation environment. DST Systems, which provides processing services to the mutual fund industry, is a good example of this model. Another is Technology Solutions Company, which helps large, blue-chip organizations design and implement next generation computer systems.

Q.  WHAT ABOUT LEISURE?

A. Here, we're talking about broadcasting and lodging. In broadcasting there's been a lot of consolidation involving companies like American Radio Systems and Jacor. We expect that trend to continue. Also, thanks to the strong economy and these companies' increasing economies of scale, they have been experiencing very strong cash-flow growth. The lodging industry is something of a cyclical growth business in which the supply/demand balance currently is very tight. That means the hotels are filled, which gives the companies pricing power. There's also been a significant consolidation wave in this business, and a number of portfolio holdings have been acquired recently.

Q.  HAS THE ASIAN CRISIS HAD MUCH IMPACT ON THE FUND?

A. The main impact has been in the realm of investor psychology. At the depths of the Pacific Rim scare, stocks of many blue-chip companies went down in price, and those of small companies followed suit. As noted earlier, however, most of the companies in the portfolio are focused on selling products and services to the domestic U.S. economy. So the damage to the portfolio was more a reflection of sympathy with the blue chips than of any real fundamental change. We bought on this weakness, and the stocks have recovered as subsequent earnings releases have shown that earnings growth will remain resilient.

Q. WHAT WOULD YOU SAY IS THE BIGGEST RISK TO THE SMALL-COMPANY MARKET AND THE FUND NOW?

A. One risk would be rising interest rates, since P/E multiples would move inversely. Based on our conversations with hundreds of companies, however, that does not appear to be in the offing, as labor productivity gains appear adequate to offset an admittedly tight labor market. The other risk would be a sharp economic slowdown. We do expect a modest slowdown reflecting some weakness in Asia, but all evidence points to sustained growth domestically and elsewhere. So we believe the investment climate should remain relatively hospitable during the year ahead.

/s/ Brian E. Stack
    Brian E. Stack
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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PORTFOLIO MANAGER'S PROFILE
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BRIAN E. STACK JOINED MFS IN 1993 AS VICE PRESIDENT -- INVESTMENTS. A GRADUATE
OF BOSTON COLLEGE AND OF THE DARDEN SCHOOL OF BUSINESS AT THE UNIVERSITY OF VIRGINIA, HE HAS WORKED AS AN EQUITY ANALYST SINCE 1987 AND HAS MANAGED MFS(R) NEW DISCOVERY FUND SINCE ITS INCEPTION.


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FUND FACTS
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OBJECTIVE:                SEEKS CAPITAL APPRECIATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:    JANUARY 2, 1997

CLASS INCEPTION:          CLASS A  JANUARY 2, 1997
                          CLASS B  NOVEMBER 3, 1997
                          CLASS C  NOVEMBER 3, 1997
                          CLASS I  JANUARY 2, 1997

  SIZE:                   $74.6 MILLION NET ASSETS AS OF FEBRUARY 28, 1998

PERFORMANCE SUMMARY

Because mutual funds like MFS New Discovery Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, Class C, and Class I shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

AS OF FEBRUARY 28, 1998

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                           6 Months     1 Year    Life of Fund*
-------------------------------------------------------------------------------
Cumulative Total Return                     +19.69%    +55.04%          +56.43%
-------------------------------------------------------------------------------
Average Annual Total Return                    --      +55.04%          +47.26%
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SEC Results                                    --      +47.72%          +41.17%
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CLASS B INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                           6 Months     1 Year    Life of Fund*
-------------------------------------------------------------------------------
Cumulative Total Return                     +19.42%    +54.69%          +56.08%
-------------------------------------------------------------------------------
Average Annual Total Return                    --      +54.69%          +46.97%
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SEC Results                                    --      +50.69%          +43.71%
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*For the period from the commencement of the Fund's investment operations,
 January 2, 1997, through February 28, 1998.

CLASS C INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                           6 Months     1 Year    Life of Fund*
-------------------------------------------------------------------------------
Cumulative Total Return                     +19.51%    +54.80%          +56.20%
-------------------------------------------------------------------------------
Average Annual Total Return                    --      +54.80%          +47.07%
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SEC Results                                    --      +53.80%          +43.80%
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CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                           6 Months     1 Year    Life of Fund*
-------------------------------------------------------------------------------
Cumulative Total Return                     +19.78%    +55.27%          +56.67%
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Average Annual Total Return                    --      +55.27%          +47.45%
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*For the period from the commencement of the Fund's investment operations,
 January 2, 1997, through February 28, 1998.

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 1998

LARGEST EQUITY SECTORS

Technology                                             30.3%
Miscellaneous                                          22.3%
  (Conglomerates, special products/services)
Other Sectors                                          18.1%
Leisure                                                13.7%
Health Care                                             8.0%
Retailing                                               7.6%

For a more complete breakdown, refer to the Portfolio of Investments.

TOP 10 EQUITY HOLDINGS

AFFILIATED COMPUTER SERVICES, INC.  3.0%    SUNGARD DATA SYSTEMS, INC.  1.5%
Information technology services company     Health care information company

CADENCE DESIGN SYSTEMS, INC.  3.0%          DST SYSTEMS, INC.  1.5%
Computer software and systems company       Financial information services
                                            company
GEMSTAR INTERNATIONAL GROUP LTD.  2.2%
Audio/video products company                STERLING SOFTWARE, INC.  1.4%
                                            Data processing and management
SYNOPSYS, INC.  1.5%                        company
Computer software and systems company
                                            IDEXX LABORATORIES, INC.  1.4%
ASPECT TELECOMMUNICATIONS CORP.  1.5%       Medical instruments company
Telecommunications equipment manufacturer
                                            BISYS GROUP, INC.  1.3%
                                            Banking computer services company

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 1998

Stocks - 93.1%
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ISSUER                                                    SHARES         VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 92.7%
  Advertising - 0.7%
    TMP Worldwide, Inc.*                                  22,700   $   544,800
-------------------------------------------------------------------------------
  Airlines - 0.4%
    Skywest, Inc.                                          7,700   $   300,300
-------------------------------------------------------------------------------
  Biotechnology - 1.3%
    IDEXX Laboratories, Inc.*                             60,000   $   941,250
-------------------------------------------------------------------------------
  Building - 0.8%
    Newport News Shipbuilding, Inc.                       22,400   $   610,400
-------------------------------------------------------------------------------
  Business Machines - 2.8%
    Affiliated Computer Services, Inc., "A"*              65,559   $ 2,110,180
-------------------------------------------------------------------------------
  Business Services - 17.7%
    AccuStaff, Inc.*                                      32,400   $   915,300
    BISYS Group, Inc.*                                    24,800       920,700
    Catalina Marketing Corp.*                             14,500       700,531
    Cendant Corp.*                                        19,100       716,250
    Ceridian Corp.*                                       10,300       479,594
    Comdisco, Inc.                                         9,550       398,116
    Corestaff, Inc.*                                       6,500       202,719
    Dendrite International, Inc.*                         12,700       347,662
    DST Systems, Inc.*                                    19,300     1,020,487
    Fine Host Corp.*                                       7,100        28,400
    First Consulting Group, Inc.*                            100         1,875
    Fiserv, Inc.*                                         12,800       700,800
    Galileo International, Inc.                           18,300       722,850
    Global Directmail Corp.*                              24,700       534,137
    Interim Services, Inc.*                               18,300       530,700
    International Network Services*                       10,400       289,900
    Learning Tree International, Inc.*                    30,650       670,469
    May & Speh, Inc.*                                     36,700       451,869
    Memberworks, Inc.*                                    23,500       705,000
    Meta Group, Inc.*                                     12,900       387,000
    NOVA Corp.*                                            6,400       172,800
    Paymentech, Inc.*                                     30,600       504,900
    PMT Services, Inc.*                                   23,200       411,800
    Robert Half International, Inc.*                      11,900       538,475
    Technology Solutions Co.*                             21,200       689,000
    Teletech Holdings, Inc.*                              16,400       156,825
                                                                   -----------
                                                                   $13,198,159
-------------------------------------------------------------------------------
  Chemicals - 0.9%
    Sigma-Aldrich Corp.                                   17,800   $   703,100
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.4%
    America Online, Inc.*                                  2,700   $   327,038
-------------------------------------------------------------------------------
  Computer Software - Systems - 17.6%
    American Business Information, Inc., "A"*             18,700   $   212,713
    American Business Information, Inc., "B"*             12,200       155,550
    Aspen Technology, Inc.*                               22,400       890,400
    Black Box Corp.*                                       8,000       286,000
    BMC Software, Inc.*                                    1,400       107,100
    Cadence Design Systems, Inc.*                         59,570     2,081,227
    Cambridge Technology Partners, Inc.*                  13,800       627,900
    Compuware Corp.*                                      21,400       901,475
    Comverse Technology, Inc.*                            12,300       575,025
    Edify Corp.*                                          19,600       301,350
    Harbinger Corp.*                                      14,800       488,400
    Scopus Technology, Inc.*                              11,300       159,613
    Security Dynamics Technologies, Inc.*                 12,400       441,750
    Simulation Sciences, Inc.*                            85,400       875,350
    Smart Modular Technologies, Inc.*                     14,500       406,000
    Sterling Software, Inc.*                              18,600       979,987
    Summit Design, Inc.*                                  27,700       387,800
    SunGard Data Systems, Inc.*                           30,336     1,037,112
    Synopsys, Inc.*                                       30,700     1,072,581
    Transaction System Architects, Inc., "A"*             12,000       522,000
    USCS International, Inc.*                             12,900       274,125
    Vantive Corp.*                                        13,300       364,087
                                                                   -----------
                                                                   $ 13,147,545
-------------------------------------------------------------------------------
  Construction Services - 0.4%
    Martin Marietta Materials, Inc.                        7,300   $   277,856
-------------------------------------------------------------------------------
  Consumer Goods and Services - 1.0%
    Revlon, Inc., "A"*                                    12,400   $   582,025
    Schweitzer-Mauduit International, Inc.                 4,150       137,988
                                                                   -----------
                                                                   $   720,013
-------------------------------------------------------------------------------
  Containers - 0.3%
    AptarGroup, Inc.                                       3,700   $   213,444
-------------------------------------------------------------------------------
  Electrical Equipment - 0.9%
    Cable Design Technologies Corp.*                      22,400   $   651,000
-------------------------------------------------------------------------------
  Electronics - 7.5%
    Anadigics, Inc.*                                      16,800   $   262,500
    Analog Devices, Inc.*                                 25,700       828,825
    BMC Industries, Inc.                                  16,900       328,494
    Burr-Brown Corp.*                                     16,350       672,394
    DuPont Photomasks, Inc.*                               5,400       237,600
    Integrated Process Equipment Corp.*                   11,800       218,300
    Lattice Semiconductor Corp.*                           3,300       176,756
    Level One Communications, Inc.*                       10,000       449,375
    Microchip Technology, Inc.*                           15,100       365,231
    Photronics, Inc.*                                     21,700       637,437
    PMC-Sierra, Inc.*                                     19,400       698,400
    Triquint Semiconductor, Inc.*                          7,500       180,938
    VLSI Technology, Inc.*                                11,200       216,300
    Xilinx, Inc.*                                          6,800       298,350
                                                                   -----------
                                                                   $ 5,570,900
-------------------------------------------------------------------------------
  Entertainment - 7.2%
    American Radio Systems Corp., "A"*                     7,600   $   454,100
    Clear Channel Communications, Inc.*                    5,700       516,562
    Cox Radio, Inc., "A"*                                  5,900       253,700
    Gemstar International Group Ltd.*                     50,800     1,562,100
    Hearst-Argyle Television, Inc.*                        9,100       319,638
    Heftel Broadcasting Corp.*                            14,900       705,887
    Jacor Communications, Inc.*                            9,550       552,706
    LIN Television Corp.*                                  7,900       435,488
    Univision Communications, Inc., "A"*                  15,000       575,625
                                                                   -----------
                                                                   $ 5,375,806
-------------------------------------------------------------------------------
  Financial Institutions - 2.7%
    Conning Corp.*                                        14,100   $   264,375
    Financial Federal Corp.*                               7,700       168,438
    Franklin Resources, Inc.                              14,500       739,500
    Pioneer Group, Inc.                                    6,600       197,175
    Student Loan Corp.                                    10,100       487,325
    TCF Financial Corp.                                    5,700       188,456
                                                                   -----------
                                                                   $ 2,045,269
-------------------------------------------------------------------------------
  Food and Beverage Products - 2.0%
    Corn Products International, Inc.*                    21,300   $   708,225
    Earthgrains Co.                                       12,200       528,412
    Tootsie Roll Industries, Inc.                          3,200       238,800
                                                                   -----------
                                                                   $ 1,475,437
-------------------------------------------------------------------------------
  Insurance - 0.4%
    Executive Risk, Inc.                                   4,100   $   279,569
-------------------------------------------------------------------------------
  Machinery - 0.2%
    Manitowoc, Inc.                                        4,300   $   169,581
-------------------------------------------------------------------------------
  Medical and Health Products - 0.6%
    NCS Healthcare, Inc.*                                 14,900   $   434,894
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 6.3%
    Concentra Managed Care, Inc.*                         18,207   $   624,728
    Cytyc Corp.*                                           4,500       103,500
    HEALTHSOUTH Corp.*                                    33,543       905,661
    Hologic, Inc.*                                         8,750       200,156
    IDX Systems Corp.*                                    12,100       500,638
    Province Healthcare Co.*                              17,100       354,825
    Quorum Health Group, Inc.*                            20,525       568,927
    Steris Corp.*                                         11,650       689,534
    Total Renal Care Holdings, Inc.*                      23,713       763,262
                                                                   -----------
                                                                   $ 4,711,231
-------------------------------------------------------------------------------
  Oil Services - 1.5%
    Camco International, Inc.                              3,900   $   228,150
    Diamond Offshore Drilling, Inc.                        6,400       290,000
    Global Industries, Inc.*                              21,700       374,325
    Weatherford Enterra, Inc.*                             6,700       231,988
                                                                   -----------
                                                                   $ 1,124,463
-------------------------------------------------------------------------------
  Printing and Publishing - 0.8%
    Applied Graphics Technologies, Inc.*                   5,500   $   325,188
    Scholastic Corp.*                                      6,000       237,750
                                                                   -----------
                                                                   $   562,938
-------------------------------------------------------------------------------
  Railroads - 0.7%
    Kansas City Southern Industries, Inc.                 14,700   $   546,656
-------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.4%
    Kilroy Realty Corp.                                   10,000   $   263,125
-------------------------------------------------------------------------------
  Restaurants and Lodging - 3.1%
    Buffets, Inc.*                                        44,000   $   464,750
    Capstar Hotel Co.*                                    19,700       664,875
    Four Seasons Hotels, Inc.                             11,500       414,000
    Interstate Hotels Co.*                                10,050       344,212
    Outback Steakhouse, Inc.*                             11,800       421,850
                                                                   -----------
                                                                   $ 2,309,687
-------------------------------------------------------------------------------
  Special Products and Services - 0.2%
    Equity Corp. International*                            8,900   $   186,900
-------------------------------------------------------------------------------
  Stores - 5.4%
    AnnTaylor Stores Corp.*                               23,700   $   336,244
    BJ's Wholesale Club, Inc.*                            16,000       542,000
    Corporate Express, Inc.*                              21,900       221,737
    Costco Cos., Inc.*                                    12,400       606,050
    Duane Reade, Inc.*                                     8,100       181,238
    General Nutrition Cos., Inc.*                          9,100       361,725
    Petco Animal Supplies, Inc.*                          33,200       475,175
    Regis Corp.                                            4,300       116,100
    Rite Aid Corp.                                        21,400       692,825
    Viking Office Products, Inc.*                         23,900       525,800
                                                                   -----------
                                                                   $ 4,058,894
-------------------------------------------------------------------------------
Supermarkets - 1.0%
    Meyer (Fred), Inc.*                                   16,014   $   711,622
-------------------------------------------------------------------------------
  Telecommunications - 7.5%
    Ascend Communications, Inc.*                          20,100   $   752,494
    Aspect Telecommunications Corp.*                      39,400     1,039,175
    Ciena Corp.*                                           5,800       243,238
    Corsair Communications, Inc.*                         16,000       328,000
    Global TeleSystems Group, Inc.*                          400        14,650
    Intermedia Communications, Inc.*                      10,100       771,387
    Lightbridge, Inc.*                                    24,100       337,400
    Metromedia Fiber Network, Inc., "A"*                  20,600       757,050
    Natural Microsystems Corp.*                            9,700       418,312
    Nextlink Communications, Inc., "A"*                   18,200       548,275
    Transaction Network Services, Inc.*                   18,400       363,400
                                                                   -----------
                                                                   $ 5,573,381
-------------------------------------------------------------------------------
Total U.S. Stocks                                                  $69,145,438
-------------------------------------------------------------------------------
Foreign Stocks - 0.4%
  Netherlands
    Brunel International N.V. (Human Resources)*          13,500   $   330,074
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $61,154,014)                        $69,475,512
-------------------------------------------------------------------------------
Short-Term Obligations - 7.4%
-------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                   (000 OMITTED)
-------------------------------------------------------------------------------
    Federal Home Loan Bank, due 3/02/98                  $ 3,500   $ 3,499,457
    Federal Home Loan Mortgage Corp., due 3/18/98          1,000       997,412
    Student Loan Marketing Assn., due 3/06/98              1,000       999,237
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                    $ 5,496,106
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $66,650,120)                   $74,971,618
-------------------------------------------------------------------------------
Securities Sold Short - (0.9)%
-------------------------------------------------------------------------------
                                                          SHARES
-------------------------------------------------------------------------------
    Medaphis Corp.*                                      (20,000)  $  (207,500)
    Oxford Health Plans, Inc.*                           (25,400)     (436,563)
-------------------------------------------------------------------------------
Total Securities Sold Short (Proceeds Received, $658,060)          $  (644,063)
-------------------------------------------------------------------------------
Other Assets, Less Liabilities - 0.4%                                  275,932
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $74,603,487
-------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
FEBRUARY 28, 1998
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $66,650,120)         $74,971,618
  Cash                                                              33,130
  Receivable for Fund shares sold                                3,569,703
  Receivable for investments sold                                1,230,302
  Interest and dividends receivable                                  8,161
                                                               -----------
    Total assets                                               $79,812,914
                                                               -----------
Liabilities:
  Securities sold short, at value (proceeds received,
    $658,060)                                                  $   644,063
  Payable for Fund shares repurchased                               43,202
  Payable for investments purchased                              4,488,142
  Payable to affiliates -
    Management fee                                                   3,572
    Distribution and service fee                                    30,448
                                                               -----------
      Total liabilities                                        $ 5,209,427
                                                               -----------
Net assets                                                     $74,603,487
                                                               ===========
Net assets consist of:
  Paid-in capital                                              $66,706,885
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                 8,335,495
  Accumulated net realized loss on investments and foreign
    currency transactions                                         (379,499)
  Accumulated distributions in excess of net investment
    income                                                         (59,394)
                                                               -----------
      Total                                                    $74,603,487
                                                               ===========
Shares of beneficial interest outstanding                       5,575,151
                                                                =========
Class A shares:
  Net asset value per share
    (net assets of $27,389,735 / 2,044,369 shares of
     beneficial interest outstanding)                            $13.40
                                                                 ======
  Offering price per share (100 / 94.25)                         $14.22
                                                                 ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $34,112,274 / 2,551,999 shares of
     beneficial interest outstanding)                            $13.37
                                                                 ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $10,019,128 / 749,122 shares of
     beneficial interest outstanding)                            $13.37
                                                                 ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $3,082,350 / 229,661 shares
     of beneficial interest outstanding)                         $13.42
                                                                 ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 1998
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $  109,006
    Interest                                                           71,116
    Foreign taxes withheld                                               (171)
                                                                   ----------
      Total investment income                                      $  179,951
                                                                   ----------
  Expenses -
    Management fee                                                 $  117,299
    Shareholder servicing agent fee                                    14,547
    Distribution and service fee (Class A)                             17,305
    Distribution and service fee (Class B)                             55,822
    Distribution and service fee (Class C)                             14,830
    Administrative fee                                                  1,598
    Registration fees                                                  55,923
    Printing                                                           20,330
    Auditing fees                                                       7,250
    Custodian fee                                                       6,468
    Postage                                                             3,565
    Legal fees                                                            601
    Miscellaneous                                                       7,729
                                                                   ----------
      Total expenses                                               $  323,267
    Fees paid indirectly                                               (4,434)
    Preliminary reduction of expenses by investment
       adviser and distributor                                        (80,937)
                                                                   ----------
      Net expenses                                                 $  237,896
                                                                   ----------
        Net investment loss                                        $  (57,945)
                                                                   ----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                        $ (258,842)
    Foreign currency transactions                                        (958)
                                                                   ----------
      Net realized loss on investments and foreign
         currency transactions                                     $ (259,800)
                                                                   ----------
  Change in unrealized appreciation -

    Investments                                                    $8,143,097
    Securities sold short                                              13,997
                                                                   ----------
      Net unrealized gain on investments                           $8,157,094
                                                                   ----------
        Net realized and unrealized gain on investments
          and foreign currency                                     $7,897,294
                                                                   ----------
            Increase in net assets from operations                 $7,839,349
                                                                   ==========

See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED              PERIOD ENDED
                                                             FEBRUARY 28, 1998          AUGUST 31, 1997*
                                                                   (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                     $   (57,945)               $  145,131
  Net realized gain (loss) on investments and foreign
    currency transactions                                             (259,800)                  126,577
  Net unrealized gain on investments                                 8,157,094                   178,401
                                                                   -----------                ----------
      Increase in net assets from operations                       $ 7,839,349                $  450,109
                                                                   -----------                ----------
Distributions declared to shareholders -
  From net investment income (Class A)                             $   (41,463)               $    --
  From net investment income (Class I)                                (105,117)                    --
  From net realized gain on investments and foreign currency
    transactions (Class A)                                             (70,363)                    --
  From net realized gain on investments and foreign currency
    transactions (Class I)                                            (175,913)                    --
                                                                   -----------                ----------
      Total distributions declared to shareholders                 $  (392,856)               $    --
                                                                   -----------                ----------
        Net increase in net assets from Fund share
          transactions                                             $65,127,131                $1,579,754
                                                                   -----------                ----------
      Total increase in net assets                                 $72,573,624                $2,029,863
Net assets:
  At beginning of period                                             2,029,863                     --
                                                                   -----------                ----------
At end of period (including accumulated undistributed
  (distributions in excess of) net investment income of
  $(59,394) and $145,131, respectively)                            $74,603,487                $2,029,863
                                                                   ===========                ==========

* For the period from the commencement of the Fund's investment operations, January 2, 1997, through
  August 31, 1997.

See notes to financial statements

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED              PERIOD ENDED                 PERIOD ENDED
                                                    FEBRUARY 28, 1998          AUGUST 31, 1997*          FEBRUARY 28, 1998**
                                                          (UNAUDITED)                                            (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                              CLASS A                                                CLASS B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $13.07                    $10.00                       $11.81
                                                               ------                    ------                       ------
Income from investment operations# -
  Net investment income (loss)(S)                              $
                                                                 --  ***                 $ 0.98                       $(0.03)
  Net realized and unrealized gain on investments and
    foreign currency transactions                                2.28                      2.09                         1.59
                                                               ------                    ------                       ------
    Total from investment operations                           $ 2.28                    $ 3.07                       $ 1.56
                                                               ------                    ------                       ------
Less distributions declared to shareholders -
  From net investment income                                   $(0.72)                   $ --                         $ --
  From net realized gain on investments and foreign
    currency transactions                                       (1.23)                     --                           --
                                                               ------                    ------                       ------
    Total distributions declared to shareholders               $(1.95)                   $ --                         $ --
                                                               ------                    ------                       ------
Net asset value - end of period                                $13.40                    $13.07                       $13.37
                                                               ======                    ======                       ======
Total return(+)                                                19.69%++                  30.70%++                     19.42%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                      1.50%+                    1.50%+                       2.15%+
  Net investment income (loss)                                (0.07)%+                   12.41%+                     (0.82)%+
Portfolio turnover                                               132%                      887%                         132%
Average commission rate                                       $0.0398                   $0.0250                      $0.0398
Net assets at end of period (000 omitted)                     $27,390                   $   536                      $34,112

  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
 ** For the period from the inception of Class B, November 3, 1997, through February 28, 1998.
*** The per share net investment loss was $(0.0048).
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain the expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.25% of average daily net assets effective November 1, 1997.
    Prior to November 1, 1997, subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets, and the investment adviser, distributor, and shareholder servicing agent did not impose any of their fees. If these fees had been incurred by the Fund and/or if actual expenses had been over/under this limitation, the net investment income (loss) per share and the ratios would have been:

  Net investment income (loss)                                 $(0.03)                   $ 0.89                       $(0.06)
  Ratios (to average net assets):
    Expenses##                                                  2.01%+                    3.10%+                       2.92%+
    Net investment income (loss)                              (0.58)%+                   10.81%+                     (1.59)%+

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                         PERIOD ENDED             SIX MONTHS ENDED              PERIOD ENDED
                                                  FEBRUARY 28, 1998**            FEBRUARY 28, 1998          AUGUST 31, 1997*
                                                          (UNAUDITED)                  (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                              CLASS C                      CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $11.81                       $13.08                    $10.00
                                                               ------                       ------                    ------
Income from investment operations# -
  Net investment income (loss)(S)                              $(0.03)                      $ 0.02                    $ 1.01
  Net realized and unrealized gain on investments and
    foreign currency transactions                                1.59                         2.27                      2.07
                                                               ------                       ------                    ------
    Total from investment operations                           $ 1.56                       $ 2.29                    $ 3.08
                                                               ------                       ------                    ------
Less distributions declared to shareholders -
  From net investment income                                   $ --                         $(0.72)                   $ --
  From net realized gain on investments and foreign
    currency transactions                                        --                          (1.23)                     --
                                                               ------                       ------                    ------
    Total distributions declared to shareholders               $ --                         $(1.95)                   $ --
                                                               ------                       ------                    ------
Net asset value - end of period                                $13.37                       $13.42                    $13.08
                                                               ======                       ======                    ======
Total return                                                   19.51%++                     19.78%++                  30.80%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                      2.15%+                       1.22%+                    1.50%+
  Net investment income (loss)                                (0.88)%+                       0.39%+                   12.65%+
Portfolio turnover                                               132%                         132%                      887%
Average commission rate                                       $0.0398                      $0.0398                   $0.0250
Net assets at end of period (000 omitted)                     $10,019                      $ 3,082                   $ 1,494

  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
 ** For the period from the inception of Class C, November 3, 1997, through February 28, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Subject to reimbursement by the Fund, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser voluntarily agreed to maintain the expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.25% of average daily net assets effective November 1, 1997. Prior to November 1, 1997, subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets, and the investment adviser, distributor, and shareholder servicing agent did not impose any of their fees. If these fees had been incurred by the Fund and/or if actual expenses had been over/under this limitation, the net investment income (loss) per share and the ratios would have been:

  Net investment income (loss)                                 $(0.06)                      $(0.01)                   $ 0.92
  Ratios (to average net assets):
    Expenses##                                                  2.95%+                       1.76%+                    2.52%+
    Net investment income (loss)                              (1.68)%+                     (0.15)%+                   11.63%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization

MFS New Discovery Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales - The Fund may enter into short sales. A short sale transaction involves selling a security which the Fund does not own with the intent of purchasing it later at a lower price. The Fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the Fund may be required to pay in connection with a short sale. Whenever the Fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to a fee arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Funds' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates

Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.90% of average daily net assets. Prior to November 1, 1997, the investment adviser did not impose any of its fee, which is reflected as a preliminary reduction of expenses in the Statement of Operations. The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay some of the Fund's operating expenses, exclusive of management, distribution, and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. Prior to November 1, 1997, the expense reimbursement fee was 1.50% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At February 28, 1998, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $78,908.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to their Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to the Fund.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $105,865 for the six months ended February 28, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. Prior to November 1, 1997, distribution and service fees under the Class A distribution plan were waived. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $508 for the six months ended February 28, 1998. Fees incurred under the distribution plan during the six months ended February 28, 1998, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $125 and $23 for Class B and Class C shares, respectively, for the six months ended February 28, 1998. Fees incurred under the distribution plan during the six months ended February 28, 1998, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis, respectively.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 1998, were $0, $3,600, and $630 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $93,392,828 and $34,376,397, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $66,650,120
                                                                  -----------
Gross unrealized appreciation                                     $ 9,061,296
Gross unrealized depreciation                                        (739,798)
                                                                  -----------
    Net unrealized appreciation                                   $ 8,321,498
                                                                  ===========

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                  SIX MONTHS ENDED FEBRUARY 28, 1998               PERIOD ENDED AUGUST 31, 1997*
                                  ----------------------------------               -----------------------------
                                            SHARES            AMOUNT                    SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                              2,055,497       $24,718,350                    46,587          $483,036
Shares issued to shareholders in
  reinvestment of distributions              9,648           112,508                      --                --
Shares reacquired                          (61,784)         (756,020)                   (5,579)          (56,315)
                                         ---------       -----------                    ------          --------
    Net increase                         2,003,361       $24,074,838                    41,008          $426,721
                                         =========       ===========                    ======          ========

Class B Shares
                                    PERIOD ENDED FEBRUARY 28, 1998**
                                    --------------------------------
                                            SHARES            AMOUNT
--------------------------------------------------------------------
Shares sold                              2,689,011       $32,238,965
Shares reacquired                         (137,012)       (1,632,251)
                                         ---------       -----------
    Net increase                         2,551,999       $30,606,714
                                         =========       ===========
 * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
** For the period from the inception of Class B, November 3, 1997, through February 28, 1998.

Class C Shares

                                   PERIOD ENDED FEBRUARY 28, 1998***
                                   ---------------------------------
                                            SHARES            AMOUNT
--------------------------------------------------------------------
Shares sold                                769,271       $ 9,266,318
Shares reacquired                          (20,149)         (244,272)
                                           -------       -----------
    Net increase                           749,122       $ 9,022,046
                                           =======       ===========

Class I Shares

                                  SIX MONTHS ENDED FEBRUARY 28, 1998               PERIOD ENDED AUGUST 31, 1997*
                                  ----------------------------------               -----------------------------
                                            SHARES            AMOUNT                    SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                 94,805       $ 1,188,612                   144,634        $1,452,530
Shares issued to shareholders in
  reinvestment of distributions             24,101           281,020                      --                --
Shares reacquired                           (3,483)          (46,099)                  (30,396)         (299,497)
                                           -------       -----------                   -------        ----------
    Net increase                           115,423       $ 1,423,533                   114,238        $1,153,033
                                           =======       ===========                   =======        ==========
  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
*** For the period from the inception of Class C, November 3, 1997, through February 28, 1998.

(6) Line of Credit

The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended February 28, 1998, was $119.

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) NEW DISCOVERY FUND

TRUSTEES                                    CUSTODIAN
Richard B. Bailey* - Private Investor;      State Street Bank and Trust Company
Former Chairman and Director (until
1991), MFS Investment Management            INVESTOR INFORMATION
                                            For MFS stock and bond market
Marshall N. Cohan - Private Investor        outlooks, call toll free:
                                            1-800-637-4458 anytime from a
Lawrence H. Cohn, M.D. - Chief of           touch-tone telephone.
Cardiac Surgery, Brigham and Women's        For information on MFS mutual funds,
Hospital; Professor of Surgery, Harvard     call your financial adviser or, for
Medical School                              an information kit, call toll free:
                                            1-800-637-2929 any business day from
The Hon. Sir J. David Gibbons, KBE -        9 a.m. to 5 p.m. Eastern time (or
Chief Executive Officer, Edmund Gibbons     leave a message anytime).
Ltd.
                                            INVESTOR SERVICE
Abby M. O'Neill - Private Investor          MFS Service Center, Inc.
                                            P.O. Box 2281
Walter E. Robb, III - President and         Boston, MA 02107-9906
Treasurer, Benchmark Advisors, Inc.
(corporate financial consultants);          For general information, call toll
President, Benchmark Consulting Group,      free: 1-800-225-2606 any business
Inc. (office services)                      day from 8 a.m. to 8 p.m. Eastern
                                            time.
Arnold D. Scott* - Senior Executive Vice
President, Director, and Secretary, MFS     For service to speech- or Investment
Management                                  hearing-impaired, call toll free:
                                            1-800-637-6576 any business day from
Jeffrey L. Shames* - Chairman, Chief        9 a.m. to 5 p.m. Eastern time. (To
Executive Officer, and Director, MFS        use this service, your phone must be
Investment Management                       equipped with a Telecommunications
                                            Device for the Deaf.)
J. Dale Sherratt - President, Insight
Resources, Inc. (acquisition planning       For share prices, account balances,
specialists)                                and exchanges, call toll free:
                                            1-800-MFS-TALK (1-800-637-8255)
Ward Smith - Former Chairman (until         anytime from a touch-tone telephone.
1994), NACCO Industries (holding
company)                                    World Wide Web
                                            www.mfs.com

INVESTMENT ADVISER                          [graphic omitted]
Massachusetts Financial Services Company    For the fourth year in a row, MFS
500 Boylston Street                         earned a #1 ranking in the DALBAR,
Boston, MA 02116-3741                       Inc. Broker/Dealer Survey, Main
                                            Office Operations Service Quality
DISTRIBUTOR                                 Category. The firm achieved a 3.42
MFS Fund Distributors, Inc.                 overall score on a scale of 1 to 4
500 Boylston Street                         in the 1997 survey. A total of 111
Boston, MA 02116-3741                       firms responded, offering input on
                                            the quality of service they received
PORTFOLIO MANAGER                           from 29 mutual fund companies
Brian E. Stack*                             nationwide. The survey contained
                                            questions about service quality in
TREASURER                                   11 categories, including "knowledge
W. Thomas London*                           of operations contact," "keeping you
                                            informed," and "ease of doing
ASSISTANT TREASURERS                        business" with the firm.
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

                                                                ----------------
MFS(R) NEW DISCOVERY FUND                                          Bulk Rate
                                                                  U.S. Postage
                                                                      Paid
[Logo]                                                                MFS
INVESTMENT MANAGEMENT                                           ----------------
We invented the mutual fund(SM)

500 Boylston Street
Boston, MA 02116-3741

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(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                   MND-3 4/98 16M 97/297/397/897